UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

September 1, 2005

(Date of earliest event reported)

Spectrum Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 829-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On September 1, 2005, VARTA Consumer Batteries GmbH & Co. KGgA (“VARTA Consumer”), a joint venture subsidiary of Spectrum Brands, Inc. (the “Company”) that operates a consumer battery business in Germany, redeemed the remaining interests in VARTA Consumer that had been held by VARTA AG (“VARTA”). As a result, VARTA Consumer is now a wholly-owned subsidiary of the Company. VARTA’s remaining interest in VARTA Consumer was redeemed pursuant to the terms of a Joint Venture Agreement dated July 28, 2002 (the “Joint Venture Agreement”) by and among the Company, ROV German Limited GmbH and VARTA for aggregate consideration of Euro 1 million in cash and the shares in ROV German Finance GmbH, a finance company owned by VARTA Consumer. The Company does not expect this transaction to have a material effect on the Company’s financial condition or results of operations.

The Joint Venture Agreement was entered into in connection with the Company’s acquisition of substantially all of VARTA’s consumer battery businesses on October 1, 2002. On May 28, 2004, the Company also completed the acquisition of 90.1% of the outstanding capital stock, including all voting stock, of Microlite S.A., a Brazilian battery company, from VARTA and Tabriza Brasil Empreendimentos Ltda. of Brazil.

As a result of the October 2002 sale by VARTA of substantially all of its consumer battery business to the Company and VARTA’s subsequent sale of its automotive battery business to Johnson Controls, Inc., the Company acquired the rights to the VARTA trademark in the consumer battery category and Johnson Controls, Inc. acquired the rights to the trademark in the automotive battery category. VARTA and its VARTA Microbatteries subsidiary continue to have rights to use the trademark with travel guides, industrial batteries and micro batteries. The Company is party to a Trademark and Domain Names Protection and Delimitation Agreement that governs ownership and usage rights and obligations of the parties relative to the VARTA trademark.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Exhibit

2.1	Joint Venture Agreement dated July 28, 2002, by and among the Company, VARTA and ROV German Limited GmbH, as amended (as filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 16, 2002 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYOVAC CORPORATION

Date: September 8, 2005	By:	/s/ James T. Lucke
Name: James T. Lucke Title: Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Joint Venture Agreement dated July 28, 2002, by and among the Company, VARTA and ROV German Limited GmbH, as amended (as filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 16, 2002 and incorporated herein by reference).